                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                                RADIOLOGIX, INC.

                             TO TENDER FOR EXCHANGE

                     10 1/2% SERIES A SENIOR NOTES DUE 2008
                               CUSIP NO. 75040KAA7
                              CUSIP NO. 750401KAB5
                               CUSIP NO. U7492WAA4

                                       FOR

                     10 1/2% SERIES B SENIOR NOTES DUE 2008
                               CUSIP NO. 75040KAC3

              PURSUANT TO THE PROSPECTUS DATED             , 2002.
                                               ------------

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            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
       5:00 P.M., NEW YORK CITY TIME, ON _________, 2002 (THE "EXPIRATION
             DATE") UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH
         CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST TIME AND
           DATE TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY
             BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
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                             The Exchange Agent is:
                         U.S. BANK NATIONAL ASSOCIATION

By Overnight Courier or Hand Delivery:          By Registered or Certified Mail:
-------------------------------------           -------------------------------
U.S. Bank National Association                  U.S. Bank National Association
180 East Fifth Street                           180 East Fifth Street
St. Paul, Minnesota 55101                       St. Paul, Minnesota 55101
Attention: Specialized Finance Department       Attention: Specialized Finance Department
Corporate Trust Services                        Corporate Trust Services

By Facsimile (eligible institutions only):      Confirm by Telephone:
-----------------------------------------       --------------------
(651) 244-1537                                  (800) 934-6802


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned acknowledges receipt of the Prospectus dated ____, 2002 (the "Prospectus") of Radiologix, Inc. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which, together with the Prospectus, constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 10 1/2% Series B Senior Notes due 2008 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 principal amount of its outstanding 10 1/2% Series A Senior Notes due 2008 (the "Old Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

         The undersigned hereby tenders the Old Notes described in the box entitled "Description of Old Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Old Notes and the undersigned represents that it has received from each beneficial owner of Old Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

         This Letter of Transmittal is to be used only by a holder of Old Notes
(i) if certificates representing Old Notes are to be forwarded herewith or (ii) if delivery of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Depositary"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering Old Notes." If delivery of the Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, tenders of the Old Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program ("ATOP") and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer." In such case, an agent's message may be delivered in lieu of this Letter of Transmittal as described in the section of the Prospectus entitled "The Exchange Offer - Procedures for Tendering Old Notes." An agent's message is a message, transmitted to the Exchange Agent's account at the Depositary and received by the Exchange Agent and forming a part of the book-entry confirmation, which states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such participant.

         The undersigned hereby represents and warrants that the information set forth in the box entitled "Beneficial Owner(s)" is true and correct.

         Any Beneficial Owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Notes promptly and instruct such registered holder of Old Notes to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Beneficial Owner's name or obtain a properly completed bond power from the registered holder of Old Notes. The transfer of record ownership may take considerable time.

         In order to properly complete this Letter of Transmittal, a holder of Old Notes must (i) complete the box entitled "Description of Old Notes," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions, Special Delivery Instructions and Beneficial Owner(s), (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (iv) complete the Substitute Form W-9. Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

         Holders of Old Notes who desire to tender their Old Notes for exchange and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 of the Instructions beginning on page 9 hereof.

]

         Holders of Old Notes who wish to tender their Old Notes for exchange using this Letter of Transmittal must, at a minimum, complete columns (1), (2), if applicable (see footnote 1 below), and (3) in the box below entitled "Description of Old Notes" and sign the box on page 8 under the words "Sign Here." If only those columns are completed, such holder of Old Notes will have tendered for exchange all Old Notes listed in column (3) below. If the holder of Old Notes wishes to tender for exchange less than all of such Old Notes, column
(4) must be completed in full. In such case, such holder of Old Notes should refer to Instruction 5 on page 10.

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                                                    DESCRIPTION OF OLD NOTES
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                             (1)                                     (2)                (3)                (4)
                                                                                                        Principal
                                                                                                         Amount
                                                                                                        Tendered
                                                                                                           For
                                                                                                        Exchange
                                                                                                        (only if
                                                                                                        different
            Name(s) and Address(es) of Registered                                                      amount from
  Holder(s) of Old Note(s), exactly as name(s) appear(s) on        Old Note                            column (3))
      Certificate(s) for Old Note or as the Name of the           Number(s)                            (must be in
  Participant Appears on the Book-Entry Transfer Facility's        (Attach           Aggregate          integral
                  Security Position Listing                     signed List if       Principal          multiples
                 (Please fill in, if blank)                     necessary)(1)          Amount         of $1,000)(2)
------------------------------------------------------------- ------------------ ------------------ -----------------
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(1) Column (2) need not be completed by holders of Old Notes tendering Old Notes for exchange by book-entry transfer. Please check the appropriate box on the next page and provide the requested information.

(2) Column (4) need not be completed by holders of Old Notes who wish to tender for exchange the principal amount of Old Notes listed in column
         (3). Completion of column (4) will indicate that the holder of Old Notes wishes to tender for exchange only the principal amount of Old Notes indicated in column (4).

[ ]      CHECK HERE IF OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

         Name of Tendering Institution:
                                        ----------------------------------------
         Account Number:
                                        ----------------------------------------
         Transaction Code Number:
                                        ----------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

         Name of Registered Holder of Old Note(s):
                                                                       -----------------------------------
         Date of Execution of Notice of Guaranteed Delivery:
                                                                       -----------------------------------
         Window Ticket Number (if available):
                                                                       -----------------------------------
         Name of Institution which Guaranteed Delivery:
                                                                       -----------------------------------
         Account Number (if delivered by book-entry transfer):
                                                                       -----------------------------------


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                   ATTENTION BROKER-DEALERS: IMPORTANT NOTICE
                 CONCERNING YOUR ABILITY TO RESELL THE NEW NOTES

EACH BROKER-DEALER WHO HOLDS OLD NOTES ACQUIRED FOR ITS OWN ACCOUNT MAY BE DEEMED TO BE AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT AND MUST, THEREFORE, DELIVER A PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ITS INITIAL RESALE OF EACH NEW NOTE RECEIVED IN THE EXCHANGE OFFER.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW NOTES:

         Name:
                     -----------------------------------------------------------
         Address:
                     -----------------------------------------------------------

         Telephone No. (     )

         Number of Additional Copies Desired:
                                             ----------------

         If you requested additional copies of the Prospectus, YOU MUST MAIL OR SEND A PHOTOCOPY OF THIS PAGE to:

             By Mail:                             By Facsimile:
             Radiologix, Inc.                     or (214) 303-2777
             3600 JP Morgan Chase Tower           Attn: Investor Relations
             2200 Ross Avenue
             Dallas, Texas 75201
             Attn:  Investor Relations

DO NOT SEND THE LETTER OF TRANSMITTAL TO THE ABOVE ADDRESS AS IT WILL NOT CONSTITUTE A VALID TENDER OF OLD NOTES UNDER THE TERMS OF THE EXCHANGE OFFER. CONSULT THE PROSPECTUS FOR PROPER DELIVERY PROCEDURES.
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                          SPECIAL ISSUANCE INSTRUCTIONS
                        (See Instructions 1, 6, 7 and 8)

         To be completed ONLY (i) if the New Notes issued in exchange for Old Notes (or if certificates for Old Notes not tendered for exchange for New Notes) are to be issued in the name of someone other than the undersigned or (ii) if Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depositary.

Issue to:

Name
    ----------------------------------------------------------------------------
                                 (Please Print)

Address
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                               (Include Zip Code)


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                   (Tax Identification or Social Security No.)

         Credit Old Notes not exchanged and delivered by book-entry transfer to the Depositary account set forth below:


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                                (Account Number)
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                          SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 6, 7 and 8)

         To be completed ONLY if the New Notes issued in exchange for Old Notes (or if certificates for Old Notes not tendered for exchange for New Notes) are to be mailed or delivered (i) to someone other than the undersigned, or (ii) to the undersigned at an address other than the address shown below the undersigned's signature.

Mail or deliver to:


Name
    ----------------------------------------------------------------------------
                                 (Please Print)

Address
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                               (Include Zip Code)


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                  (Tax Identification or Social Security No.)

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                                                     BENEFICIAL OWNER(S)
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      State of Principal Residence of Each Beneficial                 Principal Amount of Old Notes Held for
                    Owner of Old Notes                                    Account of Beneficial Owner(s)
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

         If delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, then tenders of Old Notes must be effected in accordance with the procedures mandated by ATOP and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer."

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Pursuant to the offer by Radiologix, Inc. (the "Company") upon the terms and subject to the conditions set forth in the Prospectus dated __________, 2002 (the "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which, together with the Prospectus, constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 10 1/2% Series B Senior Notes due 2008 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 principal amount of its outstanding 10 1/2% Series A Senior Notes due 2008 (the "Old Notes"), the undersigned hereby tenders to the Company for exchange the Old Notes indicated above.

         By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Old Notes tendered for exchange herewith, the undersigned (i) acknowledges and agrees that the Company shall have fully performed all of its obligations under that certain Registration Rights Agreement dated as of December 12, 2001, among the Company and Jefferies & Company, Inc. and Deutsche Banc Alex. Brown Inc. (the "Initial Purchasers"),
(ii) will have irrevocably sold, assigned and transferred to the Company, all right, title and interest in, to and under all of the Old Notes tendered for exchange hereby, and (iii) hereby appoints U.S. Bank National Association (the "Exchange Agent") as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Old Notes with respect to such Old Notes, with full power of substitution, to (x) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by The Depository Trust Company (the "Depositary") (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (y) present and deliver such Old Notes for transfer on the books of the Company, and
(z) receive all benefits and otherwise exercise all rights and incidents of ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes, and (ii) when such Old Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby.

         The undersigned hereby further represents to the Company that (i) the New Notes to be acquired pursuant to the Exchange Offer will be acquired in the ordinary course of business of the person acquiring the New Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer (if not a broker-dealer referred to in the last sentence of this paragraph) is engaging or intends to engage in a distribution of the New Notes and none of them have any arrangement or understanding with any person to participate in a distribution of the New Notes, (iii) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes (x) must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with a secondary resale transaction of the New Notes acquired by such person and
(y) cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") set forth in the Exxon Capital Holdings Corporation no-action letter (available May 13, 1988) or similar letters, (iv) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the Commission and (v) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer is an "affiliate" of the Company, as defined under Rule 405 under the Securities Act or, if the undersigned is an "affiliate" of the Company, that the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act applicable to the undersigned. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes received in respect of such Old Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned acknowledges that, (i) for purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Old Notes for exchange may be withdrawn at any time prior to the Expiration Date, and (ii) any Old Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."

         The undersigned acknowledges that the Company's acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement among the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Old Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Old Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that either "Special Issuance Instructions" or "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the holder of Old Note(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Note(s).

         In order to validly tender Old Notes for exchange, holders of Old Notes must complete, execute and deliver this Letter of Transmittal or an agent's message.

         Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Notes is irrevocable.

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                                    SIGN HERE


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                           (Signature(s) of Owner(s))

Date:                 , 2002
     -----------------

         Must be signed by the registered holder(s) of Old Notes exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered Old Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6).

Name(s):
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                                 (Please Print)

Capacity (full title):
                      ----------------------------------------------------------

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Address:
        ------------------------------------------------------------------------

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                               (Include Zip Code)

Area Code and Telephone No: (      )
                           -----------------------------------------------------
Tax Identification or Social Security No:
                                         ---------------------------------------
                                           Please complete Substitute Form W-9


                            GUARANTEE OF SIGNATURE(S)
         (Signature(s) must be guaranteed if required by Instruction 1)

Authorized Signature:
                     -----------------------------------------------------------
Dated:
      --------------------------------------------------------------------------
Name and Title:
               -----------------------------------------------------------------
                                 (Please Print)

Name of Firm:
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                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

         1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

                  a. The Securities Transfer Agents Medallion Program (STAMP)
                  b. The New York Stock Exchange Medallion Signature Program
                     (MSP)
                  c. The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Old Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

         2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by holders of Old Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures." Certificates for all physically tendered Old Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date. Holders of Old Notes who elect to tender Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver the Letter of Transmittal, Old Notes or other required documents to the Exchange Agent prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if: (a) such tender is made by or through an Eligible Institution, (b) prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Old Notes, the certificate number(s) of such Old Notes and the principal amount of Old Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or a manually executed facsimile thereof), properly completed and duly executed, the certificates representing such Old Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent, and (c) a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) with certificates for all tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

         THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OLD NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY OLD NOTES SHOULD BE SENT TO THE COMPANY.

         No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Old Notes for exchange.

         3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Old Notes" above is inadequate, the certificate numbers and principal amounts of the Old Notes being tendered should be listed on a separate signed schedule affixed hereto.

         4. WITHDRAWALS. A tender of Old Notes may be withdrawn at any time prior to the Expiration Date by delivery of a written or an ATOP electronic transmission notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Old Notes must (i) specify the name of the person who tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Old Notes), (iii) be signed by the holder of Old Notes in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee under the Indenture register the transfer of such Old Notes into the name of the person withdrawing the tender, (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor, and (v) be received by the Exchange Agent prior to the Expiration Date. Withdrawals of tenders of Old Notes may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering Old Notes" at any time prior to the Expiration Date.

         5. PARTIAL TENDERS. (Not applicable to holders of Old Notes who tender Old Notes by book-entry transfer). Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange in column (4) of the box entitled "Description of Old Notes" on page 3, as more fully described in the footnotes thereto. In case of a partial tender for exchange, new certificate(s), in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the holders of Old Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

         6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

         (a) The signature(s) of the holder of Old Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

         (b) If tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         (c) If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations.

         (d) When this Letter of Transmittal is signed by the holder of the Old Notes listed and transmitted hereby, no endorsements of Old Notes or separate powers of attorney are required. If, however, Old Notes not tendered or not accepted are to be issued or returned in the name of a person other than the holder of Old Notes, then the Old Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Old Notes appear(s) on the Old Notes. Signatures on such Old Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         (e) If this Letter of Transmittal or Old Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

         (f) If this Letter of Transmittal is signed by a person other than the registered holder of Old Notes listed, the Old Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Old Notes appear(s) on the certificates. Signatures on such Old Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes pursuant to the Exchange Offer. If issuance of New Notes is to be made to, or Old Notes not tendered for exchange are to be issued or returned in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, and satisfactory evidence of payment of such taxes or exemptions from taxes therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of any such transfer will be imposed on and payable by the tendering holder of Old Notes prior to the issuance of the New Notes.

         8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the New Notes, or if any Old Notes not tendered for exchange, are to be issued or sent to someone other than the holder of Old Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted be credited to such account maintained at the Depositary as such holder of Old Notes may designate.

         9. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Old Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Old Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company (or its counsel), be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Old Notes. The Company's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Old Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Old Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         10. WAIVER OF CONDITION. The Company reserves the absolute right to waive, amend or modify any of the specified conditions described under "The Exchange Offer -- Expiration Date; Extensions; Amendments" in the Prospectus in the case of any Old Notes tendered (except as otherwise provided in the Prospectus).

         11. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. If a holder of Old Notes desires to tender Old Notes pursuant to the Exchange Offer, but any of such Old Notes has been mutilated, lost, stolen or destroyed, such holder of Old Notes should contact the Trustee at the address set forth on the cover of this Letter of Transmittal for further instructions.

         12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         Under current federal income tax law, a holder of Old Notes whose tendered Old Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Company (as payor), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Old Notes is awaiting a TIN) and that (A) the holder of Old Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Old Notes that he or she is no longer subject to backup withholding, or (ii) an adequate basis for exemption from backup withholding. If such holder of Old Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct TIN, the holder of Old Notes may be subject to certain penalties imposed by the Internal Revenue Service.

         Certain holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements with respect to interest payments. Exempt holders of Old Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (the terms of which the Exchange Agent will provide upon request), signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

         If backup withholding applies, the Company is required to withhold 30% of any payment made to the holder of Old Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         The holder of Old Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes. If the Old Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

--------------------------------------------------------------------------------------------------------------------
                                            PAYER'S NAME: U.S. Bank National Association
--------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                     Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX
                               AT RIGHT AND CERTIFY BY SIGNING AND DATING       ------------------------------
                               BELOW                                             Social Security Number

                                                                                 OR

                                                                                ------------------------------
                                                                                Employer Identification Number
                              ------------------------------------------------- ------------------------------------
FORM W-9                       Part 2 -                                         Part 3 -
                               Certification Under Penalties of Perjury, I
                               certify that:

                               (1)  The number shown on this form is my          Awaiting TIN    [ ]
                                    correct taxpayer identification number
                                    (or I am waiting for a number to be issued
                                    to me); and

                               (2)  I am not subject to backup withholding
                                    either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                               -------------------------------------------------------------------------------------

Department of the Treasury      Certificate instructions - You must cross out item (2) in Part 2 above if you have
Internal Revenue Service        been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being
Payer's Request for Taxpayer    notified by the IRS that you are subject to backup withholding you received another
Identification Number (TIN)     notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                SIGNATURE                                          DATE
                                         -----------------------------------------     --------------------
                                NAME
                                    -----------------------------------------------------------------------
                                ADDRESS
                                       --------------------------------------------------------------------
                                CITY                         STATE                ZIP CODE
                                    ------------------------      ---------------         -----------------
-------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
                  IF YOU CHECK THE BOX IN PART 3 OF SUBSTITUTE
                                    FORM W-9

--------------------------------------------------------------------------------
                  PAYER'S NAME: U.S. BANK NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
                             CERTIFICATE OF AWAITING
                         TAXPAYER IDENTIFICATION NUMBER

       I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number with sixty (60) days, 30% of all reportable payments made to me thereafter will be withheld until I provide such a number.



----------------------------------------                -----------------------
               Signature                                         Date
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FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (800) 934-6802 OR BY FACSIMILE AT (651) 244-1537.